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                                                                   Exhibit 10(p)

                  AMENDMENT OF THE SANTA FE PACIFIC PIPELINES
                          INCENTIVE COMPENSATION PLAN


     WHEREAS, Santa Fe Pacific Pipelines, Inc. has adopted the Santa Fe Pacific Pipelines, Inc. Incentive Compensation Plan ("ICP"); and

     WHEREAS, pursuant to Article X, the Pipelines Incentive Committee established under the ICP may amend the plan from time to time; and

     WHEREAS, the Pipelines Incentive Committee wishes to amend the ICP at this time.

     RESOLVED, the ICP is hereby amended by deleting the first paragraph of
Section XII of the ICP and to insert the following in its stead.

               In the event of a "Change in Control" or "SFP Change in Control" of Santa Fe Pacific Pipelines as herein defined, the ICP shall remain in effect through the end of the year in which such Change in Control occurred, during which time, Santa Fe Pacific Pipelines is contractually bound to maintain the ICP, and provided further that the membership of the Pipelines Incentive Committee cannot be changed during such period.

          The Plan shall otherwise remain in full force and effect.

          Approved this 12 day of January, 1994.

                                    Pipelines Incentive Committee


                              By:   /s/ Irwin Toole, Jr.
                                    ------------------------------------------
                                    President and Chief Executive Officer -
                                    Santa Fe Pacific Pipelines


                              By:   /s/ R. L. Edwards
                                    ------------------------------------------
                                    Senior Vice President and Chief
                                    Financial Officer - Santa Fe Pacific
                                    Pipelines

                              By:   /s/ Lyle B. Boarts
                                    ------------------------------------------
                                    Vice President - Human Resources -
                                    Santa Fe Pacific Pipelines